Weyerhaeuser Company	Exhibit 99.2

Q2.2024 Analyst Package

Preliminary results (unaudited)

Consolidated Statement of Operations

	Q1	Q2		Year-to-Date
in millions	March 31, 2024	June 30, 2024	June 30, 2023	June 30, 2024	June 30, 2023
Net sales	$1,796	$1,939	$1,997	$3,735	$3,878
Costs of sales	1,441	1,535	1,528	2,976	3,040
Gross margin	355	404	469	759	838
Selling expenses	22	22	22	44	44
General and administrative expenses	120	116	108	236	209
Other operating costs (income), net	17	(4)	20	13	30
Operating income	196	270	319	466	555
Non-operating pension and other post-employment benefit costs	(11)	(10)	(12)	(21)	(21)
Interest income and other	16	13	18	29	30
Interest expense, net of capitalized interest	(67)	(67)	(70)	(134)	(136)
Earnings before income taxes	134	206	255	340	428
Income taxes	(20)	(33)	(25)	(53)	(47)
Net earnings	$114	$173	$230	$287	$381

Per Share Information

	Q1	Q2		Year-to-Date
	March 31, 2024	June 30, 2024	June 30, 2023	June 30, 2024	June 30, 2023
Earnings per share, basic and diluted	$0.16	$0.24	$0.31	$0.39	$0.52
Dividends paid per common share	$0.34	$0.20	$0.19	$0.54	$1.28
Weighted average shares outstanding (in thousands):
Basic	730,043	729,026	732,021	729,534	732,599
Diluted	730,558	729,341	732,362	729,950	732,961
Common shares outstanding at end of period (in thousands)	729,141	727,519	730,850	727,519	730,850

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization (Adjusted EBITDA)

	Q1	Q2		Year-to-Date
in millions	March 31, 2024	June 30, 2024	June 30, 2023	June 30, 2024	June 30, 2023
Net earnings	$114	$173	$230	$287	$381
Non-operating pension and other post-employment benefit costs	11	10	12	21	21
Interest income and other	(16)	(13)	(18)	(29)	(30)
Interest expense, net of capitalized interest	67	67	70	134	136
Income taxes	20	33	25	53	47
Operating income	196	270	319	466	555
Depreciation, depletion and amortization	125	126	126	251	252
Basis of real estate sold	31	39	13	70	46
Special items included in operating income	—	(25)	11	(25)	11
Adjusted EBITDA(1)	$352	$410	$469	$762	$864

(1) Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of real estate sold and special items. Our definition of Adjusted EBITDA may be different from similarly titled measures reported by other companies. Adjusted EBITDA should not be considered in isolation from, and is not intended to represent an alternative to, our GAAP results.

Weyerhaeuser Company	Total Company Statistics

Q2.2024 Analyst Package

Preliminary results (unaudited)

Special Items Included in Net Earnings (Income Tax Affected)

	Q1	Q2		Year-to-Date
in millions	March 31, 2024	June 30, 2024	June 30, 2023	June 30, 2024	June 30, 2023
Net earnings	$114	$173	$230	$287	$381
Environmental remediation charge	—	—	8	—	8
Product remediation recovery	—	(19)	—	(19)	—
Net earnings before special items(1)	$114	$154	$238	$268	$389

	Q1	Q2		Year-to-Date
	March 31, 2024	June 30, 2024	June 30, 2023	June 30, 2024	June 30, 2023
Net earnings per diluted share	$0.16	$0.24	$0.31	$0.39	$0.52
Environmental remediation charge	—	—	0.01	—	0.01
Product remediation recovery	—	(0.03)	—	(0.02)	—
Net earnings per diluted share before special items(1)	$0.16	$0.21	$0.32	$0.37	$0.53

(1) Net earnings before special items is a non-GAAP measure that management believes provides helpful context in understanding the company’s earnings performance. Net earnings before special items should not be considered in isolation from, and is not intended to represent an alternative to, our GAAP results.

Selected Total Company Items

	Q1	Q2		Year-to-Date
in millions	March 31, 2024	June 30, 2024	June 30, 2023	June 30, 2024	June 30, 2023
Pension and post-employment costs:
Pension and post-employment service costs	$5	$5	$5	$10	$11
Non-operating pension and other post-employment benefit costs	11	10	12	21	21
Total company pension and post-employment costs	$16	$15	$17	$31	$32

Weyerhaeuser Company

Q2.2024 Analyst Package

Preliminary results (unaudited)

Condensed Consolidated Balance Sheet

in millions	March 31, 2024	June 30, 2024	December 31, 2023
ASSETS
Current assets:
Cash and cash equivalents	$871	$997	$1,164
Receivables, net	405	410	354
Receivables for taxes	13	10	10
Inventories	630	614	566
Prepaid expenses and other current assets	192	152	219
Total current assets	2,111	2,183	2,313
Property and equipment, net	2,283	2,240	2,269
Construction in progress	243	303	270
Timber and timberlands at cost, less depletion	11,481	11,475	11,528
Minerals and mineral rights, less depletion	198	194	200
Deferred tax assets	14	13	15
Other assets	426	392	388
Total assets	$16,756	$16,800	$16,983

LIABILITIES AND EQUITY
Current liabilities:
Current maturities of long-term debt	$210	$210	$—
Accounts payable	310	281	287
Accrued liabilities	424	504	501
Total current liabilities	944	995	788
Long-term debt, net	4,861	4,862	5,069
Deferred tax liabilities	84	87	81
Deferred pension and other post-employment benefits	460	460	461
Other liabilities	353	351	348
Total liabilities	6,702	6,755	6,747
Total equity	10,054	10,045	10,236
Total liabilities and equity	$16,756	$16,800	$16,983

Weyerhaeuser Company

Q2.2024 Analyst Package

Preliminary results (unaudited)

Consolidated Statement of Cash Flows

	Q1	Q2		Year-to-Date
in millions	March 31, 2024	June 30, 2024	June 30, 2023	June 30, 2024	June 30, 2023
Cash flows from operations:
Net earnings	$114	$173	$230	$287	$381
Noncash charges (credits) to earnings:
Depreciation, depletion and amortization	125	126	126	251	252
Basis of real estate sold	31	39	13	70	46
Pension and other post-employment benefits	16	15	17	31	32
Share-based compensation expense	10	12	9	22	17
Other	1	3	(1)	4	2
Change in:
Receivables, net	(53)	(4)	(22)	(57)	(105)
Receivables and payables for taxes	(3)	16	13	13	27
Inventories	(68)	15	50	(53)	14
Prepaid expenses and other current assets	17	16	17	33	8
Accounts payable and accrued liabilities	(51)	37	57	(14)	(30)
Pension and post-employment benefit contributions and payments	(4)	(5)	(5)	(9)	(11)
Other	(11)	(11)	(8)	(22)	(11)
Net cash from operations	$124	$432	$496	$556	$622
Cash flows from investing activities:
Capital expenditures for property and equipment	$(57)	$(82)	$(69)	$(139)	$(119)
Capital expenditures for timberlands reforestation	(22)	(9)	(12)	(31)	(33)
Acquisitions of timberlands	—	(53)	(2)	(53)	(2)
Purchase of short-term investments	—	—	(664)	—	(664)
Other	2	1	(2)	3	—
Net cash from investing activities	$(77)	$(143)	$(749)	$(220)	$(818)
Cash flows from financing activities:
Cash dividends on common shares	$(248)	$(146)	$(139)	$(394)	$(938)
Net proceeds from issuance of long-term debt	—	—	743	—	743
Repurchases of common shares	(50)	(49)	(51)	(99)	(85)
Other	(10)	—	(2)	(10)	(10)
Net cash from financing activities	$(308)	$(195)	$551	$(503)	$(290)

Net change in cash, cash equivalents and restricted cash	$(261)	$94	$298	$(167)	$(486)
Cash, cash equivalents and restricted cash at beginning of period	1,164	903	797	1,164	1,581
Cash, cash equivalents and restricted cash at end of period	$903	$997	$1,095	$997	$1,095

Cash paid during the period for:
Interest, net of amounts capitalized	$57	$69	$70	$126	$127
Income taxes, net of refunds	$23	$15	$12	$38	$18

Weyerhaeuser Company	Timberlands Segment

Q2.2024 Analyst Package

Preliminary results (unaudited)

Segment Statement of Operations

in millions	Q1.2024	Q2.2024	Q2.2023	YTD.2024	YTD.2023
Sales to unaffiliated customers	$387	$409	$417	$796	$879
Intersegment sales	134	146	150	280	292
Total net sales	521	555	567	1,076	1,171
Costs of sales	415	450	439	865	900
Gross margin	106	105	128	211	271
General and administrative expenses	25	25	24	50	49
Other operating costs (income), net	1	—	—	1	(2)
Operating income	80	80	104	160	224
Interest income and other	—	1	—	1	—
Net contribution to earnings	$80	$81	$104	$161	$224

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q1.2024	Q2.2024	Q2.2023	YTD.2024	YTD.2023
Operating income	$80	$80	$104	$160	$224
Depreciation, depletion and amortization	64	67	68	131	136
Adjusted EBITDA(1)	$144	$147	$172	$291	$360

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Selected Segment Items

in millions	Q1.2024	Q2.2024	Q2.2023	YTD.2024	YTD.2023
Total decrease in working capital(2)	$8	$32	$51	$40	$27
Cash spent for capital expenditures(3)	$(31)	$(21)	$(22)	$(52)	$(48)

(2) Represents the change in prepaid assets, accounts receivable, accounts payable, accrued liabilities and log inventory for the Timberlands and Real Estate & ENR segments combined.

(3) Does not include cash spent for the acquisition of timberlands.

Segment Statistics(4)

		Q1.2024	Q2.2024	Q2.2023	YTD.2024	YTD.2023
Third Party	Delivered logs:
Net Sales	West	$176	$205	$206	$381	$435
(millions)	South	151	153	162	304	330
	North	13	9	7	22	24
	Total delivered logs	340	367	375	707	789
	Stumpage and pay-as-cut timber	11	13	15	24	31
	Recreational and other lease revenue	19	19	17	38	35
	Other revenue	17	10	10	27	24
	Total	$387	$409	$417	$796	$879
Delivered Logs	West	$121.06	$123.15	$123.45	$122.18	$130.30
Third Party Sales	South	$36.93	$36.89	$37.49	$36.91	$37.86
Realizations (per ton)	North	$73.58	$76.55	$78.69	$74.78	$80.73
Delivered Logs	West	1,452	1,668	1,661	3,120	3,335
Third Party Sales	South	4,089	4,154	4,341	8,243	8,727
Volumes (tons, thousands)	North	175	118	98	293	302
Fee Harvest Volumes	West	2,214	2,355	2,292	4,569	4,537
(tons, thousands)	South	5,990	6,293	6,430	12,283	12,862
	North	239	190	175	429	460

(4) Western logs are primarily transacted in MBF but are converted to ton equivalents for external reporting purposes.

Weyerhaeuser Company	Real Estate, Energy & Natural Resources Segment

Q2.2024 Analyst Package

Preliminary results (unaudited)

Segment Statement of Operations

in millions	Q1.2024	Q2.2024	Q2.2023	YTD.2024	YTD.2023
Net sales	$107	$109	$80	$216	$181
Costs of sales	41	46	21	87	62
Gross margin	66	63	59	129	119
General and administrative expenses	6	8	7	14	14
Other operating income, net	—	(4)	—	(4)	—
Operating income and Net contribution to earnings	$60	$59	$52	$119	$105

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q1.2024	Q2.2024	Q2.2023	YTD.2024	YTD.2023
Operating income	$60	$59	$52	$119	$105
Depreciation, depletion and amortization	3	4	5	7	8
Basis of real estate sold	31	39	13	70	46
Adjusted EBITDA(1)	$94	$102	$70	$196	$159

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Segment Statistics

		Q1.2024	Q2.2024	Q2.2023	YTD.2024	YTD.2023
Net Sales	Real Estate	$83	$78	$47	$161	$119
(millions)	Energy and Natural Resources	24	31	33	55	62
	Total	$107	$109	$80	$216	$181
Acres Sold	Real Estate	19,774	37,665	9,281	57,439	30,034
Price per Acre	Real Estate	$3,629	$2,062	$4,790	$2,601	$3,720
Basis as a Percent of Real Estate Net Sales	Real Estate	37%	50%	28%	43%	39%

Weyerhaeuser Company	Wood Products Segment

Q2.2024 Analyst Package

Preliminary results (unaudited)

Segment Statement of Operations

in millions	Q1.2024	Q2.2024	Q2.2023	YTD.2024	YTD.2023
Net sales	$1,302	$1,421	$1,500	$2,723	$2,818
Costs of sales	1,107	1,185	1,218	2,292	2,377
Gross margin	195	236	282	431	441
Selling expenses	21	22	21	43	43
General and administrative expenses	40	37	37	77	73
Other operating costs (income), net	6	(19)	6	(13)	12
Operating income and Net contribution to earnings	$128	$196	$218	$324	$313

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q1.2024	Q2.2024	Q2.2023	YTD.2024	YTD.2023
Operating income	$128	$196	$218	$324	$313
Depreciation, depletion and amortization	56	54	52	110	105
Special items	—	(25)	—	(25)	—
Adjusted EBITDA(1)	$184	$225	$270	$409	$418

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Segment Special Items Included in Net Contribution to Earnings (Pretax)

in millions	Q1.2024	Q2.2024	Q2.2023	YTD.2024	YTD.2023
Product remediation recovery	$—	$(25)	$—	$(25)	$—

Selected Segment Items

in millions	Q1.2024	Q2.2024	Q2.2023	YTD.2024	YTD.2023
Total (increase) decrease in working capital(2)	$(174)	$34	$40	$(140)	$(87)
Cash spent for capital expenditures	$(42)	$(63)	$(56)	$(105)	$(99)

(2) Represents the change in prepaid assets, accounts receivable, accounts payable, accrued liabilities and inventory for the Wood Products segment.

Segment Statistics

in millions, except for third party sales realizations		Q1.2024	Q2.2024	Q2.2023	YTD.2024	YTD.2023
Structural Lumber	Third party net sales	$464	$499	$573	$963	$1,088
(volumes presented	Third party sales realizations	$429	$419	$479	$424	$465
in board feet)	Third party sales volumes(3)	1,080	1,190	1,196	2,270	2,340
	Production volumes	1,085	1,163	1,164	2,248	2,307
Oriented Strand	Third party net sales	$255	$288	$215	$543	$423
Board	Third party sales realizations	$359	$407	$299	$383	$283
(volumes presented	Third party sales volumes(3)	710	708	720	1,418	1,493
in square feet 3/8")	Production volumes	735	744	727	1,479	1,488
Engineered Solid	Third party net sales	$177	$191	$215	$368	$384
Section	Third party sales realizations	$3,212	$3,239	$3,571	$3,226	$3,602
(volumes presented	Third party sales volumes(3)	5.4	6.0	6.0	11.4	10.7
in cubic feet)	Production volumes	5.7	6.1	5.9	11.8	10.5
Engineered	Third party net sales	$99	$107	$126	$206	$213
I-joists	Third party sales realizations	$2,648	$2,645	$2,901	$2,647	$3,006
(volumes presented	Third party sales volumes(3)	37	41	44	78	71
in lineal feet)	Production volumes	43	41	38	84	63
Softwood Plywood	Third party net sales	$41	$42	$44	$83	$85
(volumes presented	Third party sales realizations	$508	$464	$474	$485	$481
in square feet 3/8")	Third party sales volumes(3)	81	90	94	171	177
	Production volumes	72	82	84	154	158
Medium Density	Third party net sales	$39	$42	$42	$81	$80
Fiberboard	Third party sales realizations	$1,183	$1,186	$1,342	$1,184	$1,329
(volumes presented	Third party sales volumes(3)	33	36	31	69	60
in square feet 3/4")	Production volumes	34	34	33	68	67

(3) Volumes include sales of internally produced products and products purchased for resale primarily through our distribution business.

Weyerhaeuser Company	Unallocated Items

Q2.2024 Analyst Package

Preliminary results (unaudited)

Unallocated items are gains or charges not related to, or allocated to, an individual operating segment. They include all or a portion of items such as share-based compensation, pension and post-employment costs, elimination of intersegment profit in inventory and LIFO, foreign exchange transaction gains and losses and interest income and other.

Net Charge to Earnings

in millions	Q1.2024	Q2.2024	Q2.2023	YTD.2024	YTD.2023
Unallocated corporate function and variable compensation expense	$(38)	$(37)	$(32)	$(75)	$(59)
Liability classified share-based compensation	(1)	3	(2)	2	(2)
Foreign exchange (loss) gain	(1)	—	2	(1)	1
Elimination of intersegment profit in inventory and LIFO	(6)	6	3	—	12
Other, net	(26)	(37)	(26)	(63)	(39)
Operating loss	(72)	(65)	(55)	(137)	(87)
Non-operating pension and other post-employment benefit costs	(11)	(10)	(12)	(21)	(21)
Interest income and other	16	12	18	28	30
Net charge to earnings	$(67)	$(63)	$(49)	$(130)	$(78)

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q1.2024	Q2.2024	Q2.2023	YTD.2024	YTD.2023
Operating loss	$(72)	$(65)	$(55)	$(137)	$(87)
Depreciation, depletion and amortization	2	1	1	3	3
Special items	—	—	11	—	11
Adjusted EBITDA(1)	$(70)	$(64)	$(43)	$(134)	$(73)

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Unallocated Special Items Included in Net Charge to Earnings (Pretax)

in millions	Q1.2024	Q2.2024	Q2.2023	YTD.2024	YTD.2023
Environmental remediation charge	$—	$—	$11	$—	$11
Special items included in operating loss and net charge to earnings	$—	$—	$11	$—	$11

Unallocated Selected Items

in millions	Q1.2024	Q2.2024	Q2.2023	YTD.2024	YTD.2023
Cash spent for capital expenditures	$(6)	$(7)	$(3)	$(13)	$(5)